Financial Income and Expense	12 Months Ended
Dec. 31, 2024
Parent Company | Reportable Legal Entities
Financial Income and Expenses
Financial Income and Expenses

14 – Financial Income and Expenses

(DKK million)	2024	2023

Financial income:
Dividend income from subsidiaries	13,026	-
Interest and other financial income	964	962
Interest from subsidiaries	6	1
Gain on marketable securities	364	495
Gain on other investments	121	6
Foreign exchange rate gain	2,923	735

Total financial income	17,404	2,199

Financial expenses:
Impairment of investment in subsidiaries	(10,402)	-
Interest and other financial expenses	(95)	(55)
Interest to subsidiaries	(7)	(10)
Loss on marketable securities	(147)	(175)
Loss on other investments	(7)	(14)
Foreign exchange rate loss	(1,581)	(1,617)

Total financial expenses	(12,239)	(1,871)

Net financial items	5,165	328

During the fourth quarter of 2024, ProfoundBio US (an indirect subsidiary of Genmab A/S) sold its intangible assets to Genmab A/S. Following this transaction, Genmab A/S ultimately received dividend income. The dividend income received of DKK 13.0 billion was recognized as Financial Income in the financial statements of the parent company.

As a result of the above, due to the significant deterioration in the value of Genmab A/S’ indirect investment in ProfoundBio US, Genmab A/S ultimately recorded a DKK 10.4 billion loss on impairment of its investment in subsidiaries. The difference between the dividend income received by Genmab A/S in this transaction and the loss on impairment of investment in subsidiaries relates to goodwill retained at the subsidiary level. The DKK 10.4 billion impairment loss was recognized as Financial Expense in the financial statements of the parent company.

Refer to Note 5.5 in the consolidated financial statements for additional information regarding the acquisition of ProfoundBio and Note 17 in the parent company financial statements for additional information related to investment in subsidiaries.